UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________

FORM 8-K
_______________________________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  April 6, 2021
Earliest Event Date requiring this Report: April 5, 2021

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	000-28331	84-1047159
(State of Incorporation of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.

431 Fairway Drive, Suite 200
Deerfield Beach, Florida 33441
(Address of principal executive offices)
(954) 570-8889, Est. 313
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

Securities registered pursuant to Section 12(b) of the Act:

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

Transaction – Private Equity Placement. On April 5, 2021, Capstone Companies, Inc., a Florida corporation, (“Company”) entered into five separate securities purchase agreements (“SPAs”) whereby the Company privately placed an aggregate of 2,496,667 shares (“Shares”) of its Common Stock, $0.0001 par value per share, (“Common Stock”) for an aggregate purchase price $1,498,000 (transactions being referred to as the “Private Placement”).  The five investors in the Private Placement consisted of four private equity funds and one individual – all being “accredited investors” (under Rule 501(a) of Regulation D under the Securities Act of 1933, as amended, (“Securities Act”). The $1,498,000 in proceeds from the Private Placement will be used mostly to purchase start up inventory for the Company’s new Smart Mirror product line, for a major online e-commerce fulfilment company, and the remainder for advertising and working capital.  Under the SPA, each investor is granted five-year piggyback, ‘best efforts’ registration rights with no penalties.  The Shares are ‘restricted securities” under Rule 144 of the Securities Act and are subject to a minimum six month hold period.  Based on representations made to the Company, the five investors do not constitute a “group” under 17 C.F.R. §240.13d-3 and have purchased the Shares solely as an investment for each investor’s own account. No individual investor owns more than 2% of the issued and outstanding shares of Common Stock.

Reason for and Necessity of Private Placement:  The Private Placement was consummated to raise immediately needed working capital to purchase inventory for the Company’s new residential, sub-$1,000 MSRP Smart Mirror product line, which was launched in late February 2021 along with the Company’s new online e-commerce capability.  For reasons stated below, the raising of working capital funding at this time was critical to Company’s efforts to establish as quickly as possible a new revenue source to replace the declining revenues from its matured LED lighting product line, which LED product line is not generating, in the Company’s estimation, sufficient revenues to sustain the Company operations and new product line promotion and sales fulfillment through 2021.

Unsuccessful Search for Alternative Funding. The Company has been searching unsuccessfully for working capital funding for over one year and since the termination of its long-held bank credit line in 2020, which termination was caused by declining revenues from its matured LED lighting product line in 2020.  This effort was supplemented by a search for funding by certain professional advisors of the Company. This search produced no viable, firm and affordable offers of funding, which failure was the result, in the Company’s opinion, of the Company’s declining revenues and uncertainties created by COVID-19 pandemic for a consumer product company like the Company. The Private Placement has been the sole offer of working capital funding to date that was received by the Company and was adequate to fund initial, required inventory purchases of Smart Mirror products.

The Company’s 2020 search for sufficient working capital funding for 2021 operating and product fulfillment overhead was further hampered by the low market price of the Common Stock and lack of any significant tangible assets for loan collateral.

As previously reported, two Company directors provided a $750,000 credit line on January 4, 2021 (“Director Loan”) as a stop-gap funding, but the Director Loan is insufficient funding to meet estimated working capital needs, including Smart Mirror product inventory purchases, in 2021.

Although the Company has a net cash reserve (which cash reserve was approximately $472 thousand  as of March 31, 2021), these funds are being treated as reserve for basic company operations and not for inventory purchases because: (1) declining revenues from the matured LED lighting product line; (2) the lack of revenues yet from the newly launched Smart Mirror product line; (3) the absence of a bank credit line; and, most importantly, (4) the inability of the Company to date to secure a funding commitment or credit line that can satisfy estimated 2021 working capital needs.

Independent Director Review of Private Placement.  In the second half of March 2021, two of the Company’s outside directors reviewed the proposed Private Placement for fairness to Company public shareholders and whether the Private Placement was commercially reasonable under the circumstances at hand.  Due to the lack of a competing funding offer and the continued failure of Company efforts to find alternative funding offers, the independent directors had no competing funding offers as a factor in reviewing the Private Placement. The Private Placement’s terms were the result of prolonged negotiations between the Company and the investors representative and one independent director, Mr. Jeffrey Postal, was active in the Company efforts to negotiate the terms of the Private Placement.  Due to the need to purchase the startup Smart Mirror inventory for a major online e-commerce fulfilment company, the Company could not delay obtaining funding beyond early April 2021.

Importance of New Product Line. The Smart Mirror product line launch was delayed from 2020 to early 2021, along with the roll out of the new Company online e-commerce capability, by the impact of the Coronavirus/COVID-19 pandemic (“COVID-19 pandemic) on Company’s Chinese original equipment manufacturers (“OEMs”) and consumer demand for discretionary-purchase products coupled with the time required to develop the new Thailand OEM source, which new OEM was a safeguard against any continued development and production delays afflicting the Chinese original equipment manufacturers.  As previously disclosed, the Company has from time to time evaluated developing new original equipment manufacturing sources outside of China due to an ongoing concern about the impact of the trade dispute between U.S.A. and China and possible punitive tariffs on Company products made in China, which concern was heightened when COVID-19 pandemic suspended operations by Chinese OEMs. Further, the Company believes that a secondary OEM source outside of China was advisable to have a product source in a nation that was deemed to be less prone to negative impact from disputes with the United States of America in trade and international affairs. Thailand was selected as the most cost-efficient, technically capable option.

The foregoing description of the SPA is not a complete summary and is qualified in its entirety by reference to the full text of the SPA, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

The representations, warranties and covenants contained in the SPA were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the SPA and may be subject to limitations agreed upon by the contracting parties. Accordingly, the SPA is incorporated herein by reference only to provide investors with information regarding the terms of the SPA, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company's periodic reports and other filings with the SEC.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

FORWARD LOOKING STATEMENTS.  This Current Report on Form 8-K (“Report”) contains "forward-looking statements". Those statements appear in a number of places in this Report and include, without limitation, statements regarding the intent, belief and current expectations of the Company, its directors or its officers, with respect to: Company's future business and financial prospects; the commercialization of new products; the Company's financial condition or results of operations; Company’s needs for inventory purchase funding; importance and role of the Company’s new Smart Mirror product line to the future prospects and survival of the Company; the future business and financial performance of the Company’s LED lighting product line; impact of COVID-19 pandemic on Company operations and planning; and other aspects of Company’s business and financial condition.  Forward looking statements include words like "expect," "anticipate," "hope," "project," "may," "should," "could," or similar words or variants thereof.  Any such forward-looking statement is not a guarantee of future performance and involves several risks and uncertainties. Actual results may differ materially from those results implied in the forward-looking statement as a result of various factors, some factors being beyond the Company's control or ability to foresee.  Among the factors that could cause plans, actions and results to differ materially from current expectations are, without limitation: disruption from natural or human causes, including severe weather, accidents, fires, earthquakes, terrorist acts, military conflict or social unrest in areas of the Company’s OEMs, and epidemic or pandemic diseases.  COVID-19 pandemic and new strains of the underlying virus could spike and disrupt OEM’s production of the vital Smart Mirror products, especially if current vaccines are ineffective in combating the new strains of the virus.  Further, spikes in COVID-19 pandemic in the U.S.A. can dampen consumer willingness to purchase discretionary products like Company’s LED lighting and Smart Mirrors. With respect to any such forward-looking statement that includes a statement of its underlying assumptions or bases, the Company cautions that, while it believes such assumptions or bases to be reasonable and has formed them in good faith, assumed facts or bases almost always vary from actual results, and the differences between assumed facts or bases and actual results can be significant or "material" depending on the circumstances.  When, in any forward-looking statement, the Company, or its management, expresses an expectation or belief as to future results, that expectation or belief is expressed in good faith and is believed to have a reasonable basis, but there can be no assurance that the stated expectation or belief will result or be achieved or accomplished.  Further, the Company is a "penny stock" company with no primary market makers.  Such a status makes highly risky any investment in the Company securities.  See “Risk Factors” in the Company’s Annual Report on Form 10-K for the period ended December 31, 2020 and other filings by the Company with the SEC in 2020 and 2021.  Unless required by law or regulation, we do not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.  Company’s actual future results, performance, and events and circumstances may be materially different from what any forward-looking statements may imply or indicate.

Item 3.02 Unregistered Sales or Equity Securities. The issuance of the Shares was made in reliance upon exemptions from registration under Section 4(a)(2) and Rule 506(b) of Regulation D of the Securities Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	\Description
10.1	Form of Securities Purchase Agreement, April 5, 2021, by and among Capstone Companies, Inc. and Five Investors *

•
Certain of the portions of this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5) and (6) and Regulation S-K Item 601(b)(10)(iv). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.  [****] indicates location within the Exhibit that have been omitted.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., a Florida corporation

By: /s/ James G. McClinton
James G. McClinton, Chief Financial Officer
Dated: April 6, 2021